CONVERTIBLE DEBT	12 Months Ended
Dec. 31, 2018
Statements Line Items
CONVERTIBLE DEBT [Text Block]

NOTE 8 – CONVERTIBLE DEBT

In October 2018, the Company contracted with four arm’s length US accredited investors to borrow $780,000 on a first secured basis ranking “pari passu” with HEC and HVI (note 7). The loans bear interest at Canadian prime rate plus 1% per annum, are due on June 5, 2022, and are convertible into 12,999,998 common shares of the Company at a price of $0.06 per share. An initial closing of $520,000 was completed on October 5, 2018 upon receipt of all regulatory approvals. On January 16, 2019, the Company closed the final tranche of $260,000 upon receipt of all regulatory approvals.

The fair value of the $520,000 loan was determined by applying a risk-adjusted rate of 13% to discount the contractual cash flows over the life of the loan. The fair value of the liability component of $407,000 is then deducted from the face value of the loan ($520,000), with the balance being taken directly to equity. Related financing costs of $34,000 were allocated to the liability and equity components. For equity, the costs of $8,000 are accounted for as a deduction from equity. For liability, the costs of $26,000 are accounted for as a deduction from the carrying amount of the liability.

At December 31, 2018, the carrying value of the convertible debt is as follows:

$
Balance upon initial recognition	381
Accretion expense	14
Cash interest	(7)
Balance at December 31, 2018	388
Current portion	(32)
Non-current portion	356

In February 2019, all four US accredited investors exercised the right to convert their debts into 12,999,998 common shares of the Company. The transaction was completed on February 14, 2019.